UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
     (Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
     (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:	August 31
Date of reporting period:	August 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2008

CitiSM New York Tax Free Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.
*

A portion of the income may be subject to the federal alternative minimum tax (AMT), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser or legal adviser.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	5
Fund expenses	6
Fund performance	8
Historical performance	9
Schedule of investments	10
Statement of assets and liabilities	20
Statement of operations	21
Statements of changes in net assets	22
Financial highlights	23
Notes to financial statements	24
Report of independent registered public accounting firm	32
Additional information	33
Important tax information	40

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended August 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)[i] growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters.”

CitiSM New York Tax Free Reserves | I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

During the 12-month reporting period ended August 31, 2008, both short-and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended August 31, 2008, two-year Treasury yields fell from 4.15% to 2.36%. Over the same time frame, 10-year Treasury yields moved from 4.54% to 3.83%.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower given the Fed’s numerous rate cuts. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

II | CitiSM New York Tax Free Reserves

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

The Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds. Shareholders in the Fund as of the close of business on September 19, 2008 will have a temporary U.S. Treasury guarantee on balances up to the amount held in the Fund on that date. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

CitiSM New York Tax Free Reserves | III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 8, 2008

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV | CitiSM New York Tax Free Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The Fund invests primarily in high-quality municipal obligations and in participation or other interests in these obligations issued by banks, insurance companies and other entities. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes. These may include obligations of Puerto Rico and other U.S. territories.

Subject to this 80% policy, the Fund may purchase other municipal obligations whose interest is subject to New York personal income taxes and/or the federal alternative minimum tax and other high-quality securities that pay interest that is subject to federal, state and local income taxes. The Fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.15% and 4.54%, respectively. Treasury yields then moved lower – and their prices moved higher – as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in the summer of 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic

CitiSM New York Tax Free Reserves 2008 Annual Report | 1

Fund overview continued

data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. This caused Treasury yields to move lower during much of the remainder of the reporting period.

At the end of the fiscal year, two- and 10-year Treasury yields were 2.36% and 3.83%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it has held rates steady at its most recent meetings.

Turning to the municipal bond market, it also experienced periods of volatility during the fiscal year. Periodic flights to quality, issues related to bond insurers and deleveraging of municipal bond positions by highly leveraged hedge funds were some of the factors impacting the tax-free bond market. All told, during the 12 months ended August 31, 2008, the Lehman Brothers Municipal Bond Indexiii returned 4.48%.

Q. How did we respond to these changing market conditions?

A. The Fund was mostly divested of its Variable Rate Demand Notes (“VRDNs”)iv from weaker insurers before the market began to confront the troubles associated with select monoline insurance companies. Our objective was to seek out higher-quality VRDNs as insulation against the uncertainty in the marketplace, specifically regarding the monolines.

2 | CitiSM New York Tax Free Reserves 2008 Annual Report

Performance review

As of August 31, 2008, the seven-day current yield for CitiSM New York Tax Free Reserves was 1.17% and its seven-day effective yield, which reflects compounding, was 1.17%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 1.08% and the seven-day effective yield would have been 1.08%.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CITISM NEW YORK TAX FREE RESERVES Yields as of August 31, 2008 (unaudited)
Seven-day current yield[1]	1.17%
Seven-day effective yield[1]	1.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 1.08% and the seven-day effective yield would have been 1.08%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the leading contributors to performance?

A. Our strategy of generally investing in top tier securities with an emphasis on maintaining a well diversified portfolio remained unchanged and enhanced the Fund’s performance during the fiscal year. Technical pressures arising from issuers refinancing their auction rate borrowings into conventional debt, mostly VRDNs, kept rates on the shorter end of the yield curvev attractive. We, therefore, overweighted the portfolio in VRDNs to capture these higher rates.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment..

CitiSM New York Tax Free Reserves 2008 Annual Report  | 3

Fund overview continued

Q. What were the leading detractors from performance?

A. Downgrades to the monoline insurers and to the government sponsored entities, along with uncertainty in the auction rate securities market, caused major dislocations within the short-term municipal market. Pricing varied dramatically, with rates for VRDNs secured by weaker insurers reaching high levels, while VRDNs backed by solid letters of credit written by top tier financial institutions were yielding much less. The safer VRDNs were viewed as considerably more liquid by the market; hence their availability became very limited. Had the Fund continued to have exposure to lower-quality VRDNs, its yield may have been boosted. However, we did not believe that to be a prudent course of action, given our focus on the safety of principal in a very uncertain market environment, as well as our concerns about the insurers of the securities.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period except for our sale of the variable rate holdings that were backed by the weaker insurers (i.e. Financial Guaranty Insurance Company, AMBAC and MBIA).

Thank you for your investment in CitiSM New York Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4 | CitiSM New York Tax Free Reserves 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

CitiSM New York Tax Free Reserves 2008 Annual Report  | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008 and held for the six months ended August 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

CitiSM New York Tax Free Reserves	0.66%	$1,000.00	$1,006.60	0.65%	$3.28

[1]	For the six months ended August 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6 | CitiSM New York Tax Free Reserves 2008 Annual Report

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]

CitiSM New York Tax Free Reserves	5.00%	$1,000.00	$1,021.87	0.65%	$3.30

[1]	For the six months ended August 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

CitiSM New York Tax Free Reserves 2008 Annual Report  | 7

Fund performance (unaudited)

TOTAL RETURNS
ALL PERIODS ENDED AUGUST 31, 2008	ONE YEAR	FIVE YEARS*	TEN YEARS*

CitiSM New York Tax Free Reserves	1.95%	1.85%	1.97%
iMoneyNet, Inc. New York Tax Free Money Market Funds Average	2.01	1.87	1.99
* Average Annual Total Return.

7-DAY YIELDS[1]

Current	1.17%
Effective	1.17

1

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Note:

A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

8 | CitiSM New York Tax Free Reserves 2008 Annual Report

Historical performance (unaudited)

COMPARISON OF 7-DAY YIELDS FOR CITISM NEW YORK TAX FREE RESERVES VS. iMONEYNET, INC. NEW YORK TAX FREE MONEY MARKET FUNDS AVERAGE — September 2007 - August 2008

As illustrated, CitiSM New York Tax Free Reserves generally provided an annualized seven-day yield similar to that of the iMoneyNet, Inc. New York Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

Yields will fluctuate and past performance is no guarantee of future results. Fund yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s yield would have been lower.

*          Source iMoneyNet, Inc.

CitiSM New York Tax Free Reserves 2008 Annual Report | 9

Schedule of investments
August 31, 2008

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 99.2%

	Education — 9.7%
	Monroe County, NY, Industrial Development Agency:
$3,850,000	Civic Facility Revenue, Monroe Community College, LOC-JPMorgan Chase, 1.780%, 9/4/08(a)	$3,850,000
2,000,000	Revenue, Monroe Community College, LOC-JPMorgan Chase, 1.780%, 9/4/08(a)	2,000,000
9,450,000	New York City, NY, Industrial Development Agency, Civic Facility Revenue, Refunding & Improvements Touro College, LOC-JPMorgan Chase, 1.750%, 9/3/08(a)	9,450,000
	New York State Dormitory Authority Revenue:
6,650,000	TECP, 1.600% due 9/10/08	6,650,000
	Cornell University:
1,950,000	SPA-HSBC Bank USA N.A., 1.600%, 9/4/08(a)	1,950,000
12,495,000	SPA-JPMorgan Chase, 1.600%, 9/4/08(a)	12,495,000
21,700,000	Court Facilities Lease, LOC-Bayerische Landesbank, 1.800%, 9/3/08(a)	21,700,000
7,700,000	Fordham University, LOC-Allied Irish Bank PLC, 1.550%, 9/3/08(a)	7,700,000
8,275,000	Oxford University Press Inc., LOC-Landesbank Hessen-Thuringen, 1.650%, 9/3/08(a)	8,275,000
4,300,000	Rockefeller University, 1.650%, 9/4/08(a)	4,300,000
1,000,000	Wagner College, LOC-Morgan Guarantee Trust, 1.750%, 9/3/08(a)	1,000,000
4,685,000	Niagara County, NY, Industrial Development Agency Civic Facilities Revenue Student Housing Village Corp., LOC-RBS Citizens Bank N.A., 1.780%, 9/4/08(a)	4,685,000
5,000,000	Syracuse, NY, Industrial Development Agency, Civic Facility Revenue, Syracuse University Project, LOC-JPMorgan Chase, 2.450%, 9/2/08(a)	5,000,000
	Tompkins County, NY, Industrial Development Agency Revenue, Civic Facility, Cornell University, SPA-JPMorgan Chase:
1,200,000	2.250%, 9/2/08(a)	1,200,000
5,180,000	2.500%, 9/2/08(a)	5,180,000

	Total Education	95,435,000

	Electric — 0.4%
3,475,000	New York State Energy Research & Development Authority Facility, Revenue, Consolidated Edison Co., LOC-Citibank N.A., 1.850%, 9/3/08(a)(b)	3,475,000

	Finance — 7.6%
	New York City, NY, TFA:
	Future Tax Secured:
3,000,000	C5, Toronto, Dominion Bank, 2.500%, 9/2/08(a)	3,000,000
	Revenue:
1,070,000	5.000% due 11/1/08	1,076,277
6,005,000	LIQ-Landesbank Baden-Wurttemberg, 1.650%, 9/3/08(a)	6,005,000
1,200,000	SPA-JPMorgan Chase, 1.830%, 9/3/08(a)	1,200,000
3,150,000	SPA-Landesbank Baden-Wurttemberg, 2.250%, 9/2/08(a)	3,150,000
2,400,000	SPA-Bayerische Landesbank, 2.500%, 9/2/08(a)	2,400,000
1,100,000	SPA-Dexia Credit Local, 1.830%, 9/3/08(a)	1,100,000
	New York City Recovery Project Revenue:
5,000,000	SPA-Royal Bank of Canada, 2.500%, 9/2/08(a)	5,000,000

See Notes to Financial Statements.

10 | CitiSM New York Tax Free Reserves 2008 Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Finance — 7.6% continued
	Subordinated:
$600,000	2.300%, 9/2/08(a)	$600,000
4,240,000	Credit Enhanced by Bayerische Landesbank, 1.550%, 9/3/08(a)	4,240,000
885,000	LIQ-Landesbank Hessen-Thuringen, 1.750%, 9/3/08(a)	885,000
7,300,000	Revenue, Subordinated, LIQ-Lloyds TSB Bank, 1.650%, 9/3/08(a)	7,300,000
	New York State LGAC:
1,513,000	LOC-Bank of Nova Scotia, 1.700%, 9/3/08(a)	1,513,000
7,700,000	LOC-Landesbank Hessen-Thuringen, 1.720%, 9/3/08(a)	7,700,000
4,000,000	Refunding, Subordinated, FSA, 2.150%, 9/3/08(a)	4,000,000
1,332,000	Revenue, LOC-Landesbank Hessen-Thuringen, 1.700%, 9/3/08(a)	1,332,000
23,725,000	Revenue, SPA-Royal Bank of Canada, 1.650%, 9/3/08(a)	23,725,000
1,000,000	Senior Lien, 5.000% due 4/1/09	1,017,117

	Total Finance	75,243,394

	General Obligation — 19.3%
8,500,000	Bedford, NY, CSD, GO, TAN, 2.250% due 11/28/08	8,511,120
8,600,000	Cohoes, NY, City School District, GO, BAN, 2.500% due 6/25/09	8,644,628
1,700,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements,
	FSA, SPA-Dexia Credit Local, 2.300%, 9/2/08(a)	1,700,000
3,500,000	East Williston, NY, UFSD, GO, TAN, 2.500% due 6/29/09	3,519,820
10,000,000	Eastchester, NY, UFSD, GO, TAN, 2.500% due 6/23/09	10,061,910
2,000,000	Groton, NY, CSD, GO, BAN, 2.500% due 6/10/09	2,011,387
4,500,000	Hastings-On-Hudson, NY, UFSD, GO, TAN, 3.000% due 6/24/09	4,535,756
3,875,000	Islip, NY, UFSD, GO, TAN, 2.500% due 6/26/09	3,899,959
5,000,000	Locust Valley, NY, CSD, GO, TAN, 2.500% due 6/24/09	5,030,675
2,675,000	Monroe County, NY, GO, 3.000% due 3/1/09	2,690,740
	Nassau County, NY, GO:
10,000,000	RAN, 3.000% due 4/15/09	10,082,441
25,000,000	TAN, 3.750% due 9/30/08	25,012,552
4,710,000	New Rochelle, NY, City School District, GO, BAN, 2.250% due 4/24/09	4,732,986
	New York City, NY, GO:
2,000,000	LIQ FAC-Depfa Bank PLC, 2.300%, 9/2/08(a)	2,000,000
15,300,000	LOC-Allied Irish Bank PLC, 2.250%, 9/2/08(a)	15,300,000
2,525,000	LOC-Bank of New York, 1.680%, 9/3/08(a)	2,525,000
1,700,000	LOC-Bayerische Landesbank, 1.730%, 9/3/08(a)	1,700,000
5,000,000	LOC-Morgan Guaranty Trust, 1.750%, 9/3/08(a)	5,000,000
	Subordinated:
	LOC-Bank of New York:
1,220,000	1.650%, 9/3/08(a)	1,220,000
2,000,000	1.680%, 9/3/08(a)	2,000,000
5,010,000	LOC-Bank of Nova Scotia, 1.750%, 9/3/08(a)	5,010,000
	LOC-BNP Paribas:
3,835,000	1.650%, 9/3/08(a)	3,835,000
3,220,000	1.670%, 9/3/08(a)	3,220,000
4,300,000	1.730%, 9/3/08(a)	4,300,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report | 11

Schedule of investments continued
August 31, 2008

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	General Obligation — 19.3% continued
	LOC-JPMorgan Chase:
$1,500,000	1.730%, 9/3/08(a)	$1,500,000
1,100,000	1.830%, 9/3/08(a)	1,100,000
4,500,000	LOC-Royal Bank of Scotland, 1.450%, 9/4/08(a)	4,500,000
16,150,000	LOC-Royal Bank of Scotland, LOC-Westdeutsche Landesbank, 1.680%, 9/4/08(a)	16,150,000
3,045,000	SPA-Bayerische Landesbank, 1.730%, 9/3/08(a)	3,045,000
12,600,000	New York City, NY, LOC-Bank of New York, 2.250%, 9/2/08(a)	12,600,000
3,000,000	Niskayuna, NY, CSD, GO, BAN, 2.250% due 4/30/09	3,014,618
6,200,000	State of New York, GO, LOC-Dexia Credit Local, 1.670% due 12/3/08(d)	6,200,000
5,000,000	Valhalla, NY, UFSD, GO, TAN, 3.000% due 2/3/09	5,024,956

	Total General Obligation	189,678,548

	Hospitals — 5.6%
	Nassau Health Care Corp.:
14,950,000	New York Revenue, Subordinated, FSA, SPA-Dexia Credit Local, 1.880%, 9/4/08(a)	14,950,000
7,000,000	Refunding, FSA, SPA-Dexia Credit Local, 1.980%, 9/4/08(a)	7,000,000
2,500,000	Subordinated, FSA, SPA-Dexia Credit Local, 1.880%, 9/4/08(a)	2,500,000
3,845,000	New York City, NY, Capital Resources Corp. Revenue, Loan Enhanced Assistance, LOC-Bank of America, 1.830%, 9/4/08(a)	3,845,000
	New York State Dormitory Authority Revenue:
5,000,000	Ithaca College, LOC-RBS Citizens N.A., 1.780%, 9/4/08(a)	5,000,000
8,900,000	Mental Health Services Facilities, FSA, SPA-Dexia Credit Local, 2.100%, 9/4/08(a)	8,900,000
4,265,000	New York State Dormitory Authority, State Personal Income Tax Revenue, 4.000% due 3/15/09	4,304,889
8,595,000	Suffolk County, NY, Industrial Development Agency, Civic Facilities Revenue, Huntington Hospital, LOC-Bank of America, 1.900%, 9/3/08(a)	8,595,000

	Total Hospitals	55,094,889

	Housing: Multi-Family — 16.4%
	New York City, NY, HDC:
400,000	MFH Revenue, Morris Avenue Apartments, LOC-HSBC Bank USA N.A., 1.780%, 9/3/08(a)(b)	400,000
41,400,000	Mortgage Revenue, Queens Family Courthouse Apartment, LOC-Citibank N.A., 1.880%, 9/3/08(a)(b)	41,400,000
900,000	Multi-Family Highbridge Apartments, LOC-HSBC Bank USA N.A., 1.780%, 9/3/08(a)(b)	900,000
	Multi-Family Mortgage Revenue:
1,000,000	20 Exchange Place, LOC-Landesbank Hessen-Thuringen, 1.800%, 9/3/08(a)	1,000,000
3,500,000	Beekman Tower, LOC-Royal Bank of Scotland, 1.750%, 9/3/08(a)	3,500,000
12,250,000	Granville Payne Apartments, LOC-Citibank N.A., 1.780%, 9/3/08(a)(b)	12,250,000
12,880,000	Las Casas Development, LOC-Bank of America N.A., 1.950%, 9/3/08(a)(b)	12,880,000

See Notes to Financial Statements.

12 | CitiSM New York Tax Free Reserves 2008 Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Housing: Multi-Family — 16.4% continued
	Multi-Family Revenue:
$1,660,000	941 Hoe Avenue Apartments, LOC-Key Bank N.A., 1.780%, 9/3/08(a)(b)	$1,660,000
10,000,000	Mortgage Beacon Mews Development, LOC-Citibank N.A., 1.880%, 9/3/08(a)(b)	10,000,000
	New York State HFA:
10,000,000	Historic Front Street, LOC-Landesbank Hessen-Thuringen, 1.700%, 9/3/08(a)	10,000,000
5,840,000	Revenue, Normandie Court I Project, LOC-Landesbank Hessen-Thuringen Girozentrale, 1.750%, 9/3/08(a)	5,840,000
	New York State Housing Finance Agency:
12,000,000	Brook Avenue Apartments, LOC-Bank of America N.A., 1.870%, 9/3/08(a)(b)	12,000,000
	Revenue:
11,800,000	600 West 42nd Street, LOC-Bank of New York, 1.790%, 9/3/08(a)(b)	11,800,000
2,075,000	Admiral Halsey Senior Apartments, LOC-Citibank N.A., 1.950%, 9/3/08(a)(b)	2,075,000
1,000,000	Clinton Green South Housing, LOC-Bank of America N.A., 1.870%, 9/3/08(a)(b)	1,000,000
3,420,000	Ocean Park Apartments Housing, LIQ-FNMA, 1.950%, 9/3/08(a)(b)	3,420,000
13,900,000	Remeeder Houses, LOC-Citibank N.A., 1.950%, 9/3/08(a)(b)	13,900,000
13,545,000	Tribeca Green Housing, LOC-Landesbank Hessen-Thuringen, 1.950%, 9/3/08(a)	13,545,000
4,000,000	New York, NY, HDC, Mortgage Revenue, The Crest, LOC-Landessbank Hessen-Thuringen, 1.800%, 9/3/08(a)	4,000,000

	Total Housing: Multi-Family	161,570,000

	Housing: Single Family — 1.0%
9,900,000	New York State Housing Finance Agency, Service Contract Revenue,
	Refunding, LOC-State Street Bank & Trust Co., 1.750%, 9/3/08(a)	9,900,000

	Industrial Development — 8.7%
	Albany, NY, Industrial Development Agency, Civic Facility Revenue:
3,240,000	Living Residential Corporation Project, LOC-HSBC Bank USA N.A., 1.780%, 9/4/08(a)	3,240,000
4,925,000	Teresian House, LOC-Citizens Bank N.A., 1.800%, 9/4/08(a)	4,925,000
9,150,000	Hempstead, NY, IDA Revenue, Refunding, Trigen Nassau Energy,
	LOC-Societe Generale, 1.850%, 9/3/08(a)(b)	9,150,000
17,825,000	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank N.A., 1.550%, 9/4/08(a)	17,825,000
	Monroe County, NY:
10,000,000	IDA Revenue, Margaret Woodbury Strong, LOC-JPMorgan Chase, 1.750%, 9/4/08(a)	10,000,000
3,475,000	Industrial Development Agency, Civic Facility Revenue, Continuing Development Services Inc. Project, LOC-Citizens Bank N.A., 1.800%, 9/4/08(a)	3,475,000
	New York City, NY, IDA:
5,900,000	1 Bryant Park LLC, LOC-Bank of America NA, Bank of New York, GIC-Bayerische Landesbank, 1.850%, 9/3/08(a)	5,900,000
500,000	Revenue, Children’s Oncology Society, LOC-JPMorgan Chase, 1.750%, 9/3/08(a)	500,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report | 13

Schedule of investments continued
August 31, 2008

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Industrial Development — 8.7% continued
$1,370,000	Oneida County, NY, Industrial Development Agency, Civic Facility Revenue, Mohawk Valley, St. Lukes, LOC-Bank of America N.A., 1.810%, 9/4/08(a)	$1,370,000
2,275,000	Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, RC Housing I LLC Project, LOC-Citizens Bank N.A., 1.840%, 9/4/08(a)	2,275,000
3,590,000	Rockland County, NY, IDA, IDR, Intercos America Inc. Project, LOC-HSBC Bank USA N.A., 1.900%, 9/4/08(a)(b)(c)	3,590,000
2,930,000	Suffolk County, NY, IDA, IDR, Spellman/Merrill, Realty, LOC-HSBC Bank USA N.A., 1.900%, 9/4/08(a)(b)(c)	2,930,000
3,100,000	Syracuse, NY, Industrial Development Agency Civic Facility Revenue, Syracuse University Project, LOC-JPMorgan Chase, 2.450%, 9/2/08(a)	3,100,000
16,750,000	Trust for Cultural Resources, NYC Revenue, WNYC Radio Inc., LOC-Wachovia Bank, 1.830%, 9/4/08(a)	16,750,000

	Total Industrial Development	85,030,000

	Miscellaneous — 0.9%
4,100,000	Capital District Regional Off Track Betting Corp. New York, LOC-Bank of America, 2.870%, 9/4/08(a)	4,100,000
4,800,000	New York City, NY, LIQ-Wachovia Bank N.A., 2.300%, 9/2/08(a)	4,800,000
	Total Miscellaneous	8,900,000

	Pre-Refunded — 2.5%
	Nassau County, NY, Tobacco Settlement Corp., Asset Backed:
725,000	6.000% due 7/15/09(e)	759,848
10,000,000	6.600% due 7/15/09(e)	10,514,202
	TSASC Inc., NY:
4,680,000	6.000% due 7/15/09(e)	4,896,585
8,000,000	6.250% due 7/15/09(e)	8,388,075

	Total Pre-Refunded	24,558,710

	Public Facilities — 1.8%
	New York City, NY, Trust for Cultural Resources Revenue:
7,100,000	American Museum of Natural History, SPA-Wachovia Bank N.A., 1.820%, 9/4/08(a)	7,100,000
280,000	Asia Society, LOC-JPMorgan Chase, 1.650%, 9/4/08(a)	280,000
2,200,000	Lincoln Center for the Performing Arts Inc., LOC-Bank of America N.A., 2.500%, 9/2/08(a)	2,200,000
7,730,000	New York State Dormitory Authority Revenue, Metropolitan Museum of Art, 1.550%, 9/3/08(a)	7,730,000

	Total Public Facilities	17,310,000

	Tax Allocation — 2.2%
11,000,000	Commonwealth of Puerto Rico, FSA, SPA-Dexia Credit Local, 2.650%, 9/4/08(a)	11,000,000
	Nassau County, NY, Interim Finance Authority, Sales Tax Secured:
5,800,000	SPA-BNP Paribas, 1.700%, 9/3/08(a)	5,800,000
4,700,000	SPA-KBC Bank N.V., 1.700%, 9/3/08(a)	4,700,000

	Total Tax Allocation	21,500,000

See Notes to Financial Statements.

14 | CitiSM New York Tax Free Reserves 2008 Annual Report

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Transportation — 9.1%
$2,000,000	Albany County, NY, Airport Authority Revenue, Refunding,
	LOC-Bank of America N.A., 1.890%, 9/4/08(a)(b)	$2,000,000
	MTA, NY:
16,000,000	TECP, LOC-ABN AMRO Bank N.V., 1.500% due 9/25/08	16,000,000
	Dedicated Tax Fund:
4,100,000	LOC-KBC Bank NV, 1.800%, 9/4/08(a)	4,100,000
3,400,000	LOC-Lloyds TSB Bank PLC, 1.800%, 9/4/08(a)	3,400,000
	Revenue:
2,800,000	Dedicated Tax, FSA, SPA-Dexia Credit Local, 1.950%, 9/4/08(a)	2,800,000
	Subordinated:
10,000,000	LOC-Fortis Bank NY, 1.680%, 9/4/08(a)	10,000,000
10,100,000	LOC-Fortis Bank SA, 1.800%, 9/4/08(a)	10,100,000
	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding:
21,000,000	Gem Subordinated, SPA-Bank of America, 1.680%, 9/4/08(a)	21,000,000
5,655,000	MTA Bridges Tunnels, FSA, SPA-JPMorgan Chase, 1.900%, 9/3/08(a)	5,655,000
11,045,000	SPA-ABN AMRO Bank N.V., 1.710%, 9/4/08(a)	11,045,000
3,465,000	Subordinated, SPA-Landesbank Baden-Wurttemberg, 1.900%, 9/4/08(a)	3,465,000

	Total Transportation	89,565,000

	Utilities — 6.7%
4,500,000	Long Island Power Authority, NY, Electric System Revenue, FSA,
	SPA-Dexia Credit Local, 2.430%, 9/1/08(a)	4,500,000
	Long Island, NY, Power Authority:
2,825,000	Subordinated, LOC-Bayerische Landesbank, 2.300%, 9/2/08 (a)	2,825,000
3,225,000	Electric System Revenue, FSA, SPA-Dexia Credit Local,
	3.150%, 9/3/08(a)	3,225,000
	Subordinated:
2,950,000	LOC-Bayerische Landesbank & Landesbank Baden-Wurttemberg,
	1.800%, 9/3/08(a)	2,950,000
15,355,000	LOC-JPMorgan Chase, Landesbank Baden-Wurttemberg,
	1.750%, 9/3/08(a)	15,355,000
1,300,000	LOC-State Street Bank & Trust Co., 2.300%, 9/2/08(a)	1,300,000
14,500,000	LOC-Westdeutsche Landesbank, 1.730%, 9/3/08(a)	14,500,000
	New York State Energy Research & Development Authority, Revenue,
	Consolidated Edison Co.:
2,425,000	LOC-Wachovia Bank N.A., 1.800%, 9/3/08(a)	2,425,000
12,600,000	LOC-Wachovia Bank, 1.700%, 9/3/08(a)	12,600,000
6,000,000	New York State Power Authority, TECP, SPA-JPMorgan Chase, Scotia Bank, State Street Bank, Bayerische LB, Wachovia, Hereba, Bank of New York, 1.600% due 10/9/08	6,000,000

	Total Utilities	65,680,000

	Water & Sewer — 7.3%

7,200,000	Buffalo, NY, Municipal Water Finance Authority, Water Systems Revenue,
	LOC-JPMorgan Chase, 1.670%, 9/3/08(a)	7,200,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report  | 15

Schedule of investments continued
August 31, 2008

CITISM NEW YORK TAX FREE RESERVES

FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 7.3% continued
	New York City, NY:
	MFA Water & Sewer System Revenue, Second General Resolution,
	Fiscal 2008, SPA-Fortis Bank SA:
$7,800,000	2.300%, 9/2/08(a)	$7,800,000
9,600,000	1.800%, 9/4/08 (a)	9,600,000
	New York City, NY Municipal Water Finance Authority:
39,750,000	SPA-Dexia Credit Local, 1.760%, 9/4/08(a)	39,749,884
	Water & Sewer System Revenue:
6,900,000	SPA-BNP Paribas, 1.660%, 9/4/08(a)	6,900,000
500,000	SPA-Dexia Credit Local, 2.300%, 9/2/08(a)	500,000
300,000	Subordinated, SPA-Dexia Credit Local, 1.550%, 9/4/08(a)	300,000

	Total Water & Sewer	72,049,884

	TOTAL INVESTMENTS — 99.2% (Cost — $974,990,425#)	974,990,425
	Other Assets in Excess of Liabilities — 0.8%	7,865,135

	TOTAL NET ASSETS — 100.0%	$982,855,560

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

16 | CitiSM New York Tax Free Reserves 2008 Annual Report

CITISM NEW YORK TAX FREE RESERVES

Abbreviations used in this schedule:
BAN	—	Bond Anticipation Notes
CSD	—	Central School District
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance - Insured Bonds
GIC	—	Guaranteed Investment Contract
GO	—	General Obligation
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LGAC	—	Local Government Assistance Corporation
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MTA	—	Metropolitan Transportation Authority
RAN	—	Revenue Anticipation Notes
SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TFA	—	Transitional Finance Authority
UFSD	—	Unified Free School District

RATINGS TABLE* (unaudited)

S&P/Moody’s/Fitch**
A-1	68.3%
VMIG1	15.8
NR	4.8
SP-1	3.6
AAA/Aaa	6.2
MIG1	0.9
AA/ Aa	0.4

Total	100.0%

*	As a percent of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch.

See pages 18 and 19 for definitions of ratings.

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report  | 17

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

See Notes to Financial Statements.

18 | CitiSM New York Tax Free Reserves 2008 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report | 19

Statement of assets and liabilities
August 31, 2008

ASSETS:
Investments, at amortized cost	$974,990,425
Cash	28,172
Receivable for securities sold	6,700,339
Interest receivable	2,596,022
Prepaid expenses	28,352

Total Assets	984,343,310

LIABILITIES:
Distributions payable	768,834
Investment management fee payable	322,619
Distribution fees payable	211,231
Payable for Fund shares repurchased	59,943
Trustees’ fees payable	3,579
Accrued expenses	121,544

Total Liabilities	1,487,750

TOTAL NET ASSETS	$982,855,560

NET ASSETS:
Par value (Note 3)	$9,828
Paid-in capital in excess of par value	982,801,668
Undistributed net investment income	44,976
Accumulated net realized loss on investments	(912)

TOTAL NET ASSETS	$982,855,560

Shares Outstanding	982,811,496

Net Asset Value	$1.00

See Notes to Financial Statements.

20 | CitiSM New York Tax Free Reserves 2008 Annual Report

Statement of operations
For the Year Ended August 31, 2008

INVESTMENT INCOME:
Interest	$25,928,621

EXPENSES:
Investment management fee (Note 2)	4,537,404
Distribution fees (Note 2)	2,523,484
Legal fees	86,485
Litigation fees (Notes 2 and 6)	78,085
Transfer agent fees	53,352
Shareholder reports	50,705
Registration fees	34,332
Audit and tax	33,092
Trustees’ fees	18,273
Insurance	15,204
Custody fees	7,271
Miscellaneous expenses	9,294

Total Expenses	7,446,981

Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(885,078)
Fees paid indirectly (Note 1)	(844)

Net Expenses	6,561,059

NET INVESTMENT INCOME	19,367,562

NET REALIZED LOSS ON INVESTMENT TRANSACTIONS	(912)

INCREASE IN NET ASSETS FROM OPERATIONS	$19,366,650

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report | 21

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2008	2007

OPERATIONS:
Net investment income	$19,367,562	$30,907,130
Net realized gain (loss)	(912)	30,530

Increase in Net Assets From Operations	19,366,650	30,937,660

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(19,367,496)	(30,907,275)
Net realized gains	(1,457)	—

Decrease in Net Assets From Distributions to Shareholders	(19,368,953)	(30,907,275)
FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	1,236,451,372	1,624,978,072
Reinvestment of distributions	3,450,318	7,816,152
Cost of shares repurchased	(1,259,792,959)	(1,600,396,069)

Increase (Decrease) in Net Assets From Fund Share Transactions	(19,891,269)	32,398,155

INCREASE (DECREASE) IN NET ASSETS	(19,893,572)	32,428,540

NET ASSETS:
Beginning of year	1,002,749,132	970,320,592

End of year*	$982,855,560	$1,002,749,132

*Includes undistributed net investment income of:	$44,976	$44,910

See Notes to Financial Statements.

22 | CitiSM New York Tax Free Reserves 2008 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.019	0.030	0.025	0.014	0.004
Net realized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.019	0.030	0.025	0.014	0.004

LESS DISTRIBUTIONS FROM:
Net investment income	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)
Net realized gains	(0.000)[1]	—	(0.000)[1]	(0.000)[1]	(0.000)[1]

Total distributions	(0.019)	(0.030)	(0.025)	(0.014)	(0.004)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.95%	3.01%	2.52%	1.36%	0.42%

NET ASSETS, END OF YEAR (000s)	$982,856	$1,002,749	$970,321	$1,034,450	$1,064,052

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.74%[4]	0.76%[3,4]	0.79%[4]	0.75%	0.74%
Net expenses[5,6,7]	0.65	0.65 [3]	0.65	0.65	0.65
Net investment income	1.92	2.97	2.49	1.34	0.38

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.76% and 0.65%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.73%, 0.74% and 0.75% for the years ended August 31, 2008, 2007 and 2006, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	There was no impact to the expense ratio as a result of fees paid indirectly.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.65%.

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2008 Annual Report | 23

Notes to financial statements

1. Organization and significant accounting policies

CitiSM New York Tax Free Reserves (the “Fund”) is a separate non-diversified series of Legg Mason Partners Money Market Trust (“Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The fair value of the securities may be different than the amortized cost value reported in the Schedule of Investments for the Fund. As of the date of this report, the Fund continued to meet the requirements under Rule 2a-7 that permits the Fund to utilize amortized cost to value its securities.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

24 | CitiSM New York Tax Free Reserves 2008 Annual Report

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

CitiSM New York Tax Free Reserves 2008 Annual Report | 25

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended August 31, 2008, the Fund had a voluntary expense limitation in place of 0.65% of the Fund’s average daily net assets.

During the year ended August 31, 2008, LMPFA waived a portion of its fee in the amount of $806,993. In addition, the Fund was reimbursed for litigation fees in the amount of $78,085 as described in Note 6.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Partners Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

The Fund adopted a Rule 12b-1 distributions plan and under that plan, the Fund pays a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets of Class N shares. The distribution fees paid amounted to $2,523,484 for the year ended August 31, 2008.

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

26 | CitiSM New York Tax Free Reserves 2008 Annual Report

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share).

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE

Daily
9/30/2008	$0.002335

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2008	2007

Distributions paid from:
Tax-exempt income	$19,328,642	$30,907,275
Ordinary income	38,854	—
Net long-term capital gains	1,457	—
Total taxable distributions	$40,311	$—

Total distributions paid	$19,368,953	$30,907,275

As of August 31, 2008, there were no significant differences between the book and tax components of net assets.

As of August 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT

8/31/2016	$(912)

This amount will be available to offset like amounts of any future taxable gains.

5. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board

CitiSM New York Tax Free Reserves 2008 Annual Report | 27

Notes to financial statements continued

members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

28 | CitiSM New York Tax Free Reserves 2008 Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

6. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to

CitiSM New York Tax Free Reserves 2008 Annual Report | 29

Notes to financial statements continued

disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

30 | CitiSM New York Tax Free Reserves 2008 Annual Report

8. Subsequent event

The Fund has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Fund will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

CitiSM New York Tax Free Reserves 2008 Annual Report | 31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CitiSM New York Tax Free Reserves as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 24, 2008

32 | CitiSM New York Tax Free Reserves 2008 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the CitiSM New York Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM New York Tax Free Reserves | 33

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

34 | CitiSM New York Tax Free Reserves

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM New York Tax Free Reserves | 35

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital NetHoldings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

36 | CitiSM New York Tax Free Reserves

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 164 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	149
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

CitiSM New York Tax Free Reserves | 37

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

38 | CitiSM New York Tax Free Reserves

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM New York Tax Free Reserves | 39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2008:

Distributions paid	September 2007 - October 2007	November 2007	December 2007	January 2008	February 2008	March 2008	April 2008 - August 2008

Tax-exempt interest	100.00%	99.94%	100.00%	99.74%	97.26%	99.84%	100.00%
Taxable ordinary income	—	—	—	0.26%	2.74%	0.16%	—
Long-term capital gains	—	0.06%	—	—	—	—	—

Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

40 | CitiSM New York Tax Free Reserves

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CitiSM New York Tax Free Reserves

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
 Legg Mason Partners Fund
Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agents
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

PNC Global Investment Servicing
(formerly, PFPC Inc.)
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

44 | CitiSM New York Tax Free Reserves

CitiSM New York Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

CITISM NEW YORK TAX FREE RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM New York Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010345 10/08 SR08-673

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $122,500 in 2007 and $127,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $27,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $25,800 in 2007 and $14,400 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: November 07, 2008

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: November 07, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: November 07, 2008